As filed with the Securities and Exchange Commission on May 2, 2002
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                             INTER-TEL, INCORPORATED
             (Exact name of Registrant as specified in its charter)

           Arizona                                1615 South 52nd Street                       86-0220994
(State or other jurisdiction of                      Tempe, AZ 85281                        (I.R.S. Employer
 incorporation or organization)         (Address of principal executive offices)         Identification Number)

            INTER-TEL, INCORPORATED 1997 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)


                                Steven G. Mihaylo
         Chairman of the Board of Directors and Chief Executive Officer
                             INTER-TEL INCORPORATED
                             1615 South 52nd Street
                                 Tempe, AZ 85281
                     (Name and address of agent for service)


                                 (480) 449-8900
          (Telephone number, including area code, of agent for service)

                                   Copies to:

                               Robert G. Day, Esq.
                               Caine T. Moss, Esq.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300

                         CALCULATION OF REGISTRATION FEE

=============================================================================================================================
                                                                  PROPOSED MAXIMUM      PROPOSED MAXIMUM
                                               AMOUNT TO         OFFERING PRICE PER    AGGREGATE OFFERING        AMOUNT OF
TITLE OF SECURITIES TO BE REGISTERED        BE REGISTERED (1)         SHARE (2)              PRICE           REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par value, to be
   issued under the Inter-Tel,
   Incorporated 1997 Employee Stock
   Purchase Plan......................          500,000                 $19.22             $9,610,000            $884.12

TOTAL.................................          500,000                 $19.22             $9,610,000            $884.12
-----------------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the "Securities Act") this registration statement is deemed to include additional shares of the Registrant's common stock to be offered or issued pursuant to the anti-dilution provisions of the plan listed above.
(2) Estimated in accordance with Rule 457(h) under the Securities Act solely for the purpose of calculating the registration fee based on the price of $19.22 per share, which was the average of the high and low price per share of the Common Stock as reported on the Nasdaq National Market on April 26, 2002 (the "Market Price").

================================================================================

                             INTER-TEL, INCORPORATED

                       REGISTRATION STATEMENT ON FORM S-8

STATEMENT UNDER GENERAL INSTRUCTION E - REGISTRATION OF ADDITIONAL SECURITIES

     Inter-Tel, Incorporated (the "Registrant") previously filed a Registration Statement on Form S-8 with the Securities and Exchange Commission (the "SEC") on or about November 26, 1997 (SEC File No. 333-41197) (the "Previous Form S-8"). The Previous Form S-8 was filed in connection with the Registrant's 1997
Employee Stock Purchase Plan (the "1997 ESPP"). This Registration Statement registers additional shares of the Registrant's Common Stock to be issued pursuant to the 1997 ESPP. The contents of the Previous Form S-8, including periodic reports that the Company filed, or reports to be filed, after the Previous Form S-8, to maintain current information about the Company, are incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. EXHIBITS.

        Exhibit
        Number
        ------
          5.1       Opinion of John L. Gardner, General Counsel
         23.1       Consent of Independent Auditors
         23.2       Consent of Counsel (contained in Exhibit 5.1)
         25.1       Power of Attorney (See page 2)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on this 23rd day of April, 2002.


                                        INTER-TEL, INCORPORATED


                                        By: /s/ Kurt R. Kneip
                                            ------------------------------------
                                            Kurt R. Kneip

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Kurt R. Kneip and John L. Gardner, and each of them acting individually, as his or her attorney-in-fact, each with full power of substitution, for him or her in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the SEC, hereby ratifying and confirming all that each of said attorneys-in-fact, or any substitute, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

           SIGNATURE                        TITLE                      DATE
           ---------                        -----                      ----

     /s/ Steven G. Mihaylo          Chairman of the Board,        April 23, 2002
---------------------------------   President and Chief
       Steven G. Mihaylo            Executive Officer


      /s/ Norman Stout              Executive Vice President      April 23, 2002
---------------------------------   and Chief Administrative
         Norman Stout               Officer


     /s/ Craig W. Rauchle           Executive Vice President      April 23, 2002
---------------------------------   and Chief Operating Officer
       Craig W. Rauchle


      /s/ Kurt R. Kneip             Chief Financial Officer       April 23, 2002
---------------------------------
        Kurt R. Kneip


    /s/ J. Robert Anderson          Director                      April 23, 2002
---------------------------------
      J. Robert Anderson


     /s/ Jerry W. Chapman           Director                      April 23, 2002
---------------------------------
       Jerry W. Chapman


        /s/ Gary Edens              Director                      April 23, 2002
---------------------------------
          Gary Edens


     /s/ C. Roland Haden            Director                      April 23, 2002
---------------------------------
       C. Roland Haden

     Pursuant to the requirements of the Securities Act, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on May 1, 2002.

Inter-Tel, Incorporated 1997 Employee Stock Purchase Plan

By: /s/ Kurt R. Kneip
    -----------------------------------
    Kurt R. Kneip
    Plan administrator
    May 1, 2002

                                INDEX TO EXHIBITS

        EXHIBIT
        NUMBER      DESCRIPTION
        ------      -----------
          5.1       Opinion of John L. Gardner, General Counsel
         23.1       Consent of Independent Auditors
         23.2       Consent of Counsel (contained in Exhibit 5.1)
         25.1       Power of Attorney (See page 2)